SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) Of The
Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): December 18, 2003

APOLLO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Arizona	0-25232	86-0419443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4615 East Elwood Street, Phoenix, Arizona	85040

(Address of Principal Executive Offices)	(Zip Code)

(480) 966-5394

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c) Exhibits.

     99.1 Press Release dated December 18, 2003

Item 9. Regulation FD Disclosure. (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)

     On December 18, 2003, Apollo Group, Inc. reported via press release its results of operations for its first quarter ended November 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1. This press release is being furnished, but not filed, under Item 12 of this Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2003	APOLLO GROUP, INC.

	By:	/s/ Kenda B. Gonzales

Kenda B. Gonzales Chief Financial Officer, Secretary, and Treasurer

	By:	/s/ Daniel E. Bachus

Daniel E. Bachus Chief Accounting Officer and Controller

	By:	/s/ Todd S. Nelson

Todd S. Nelson President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 18, 2003